AMENDMENT NO. 1 AND WAIVER

                            Dated as of June 13, 1997

                                       to

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997


     PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below (the "Banks"), the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows:

     1. Credit Agreement. Reference is hereby made to the Credit Agreement dated as of March 12, 1997 among the Company, the Banks, the Agents and the Administrative Agent (the "Credit Agreement"). Terms used in this Amendment No. 1 and Waiver (this "Amendment and Waiver") that are defined in the Credit Agreement and are not otherwise defined herein are used herein with the meanings therein ascribed to them. The Credit Agreement as amended by this Amendment and Waiver is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

     2. Amendment. Schedule 8.08 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A.

     3. Waivers. (a) The Banks hereby waive the existing Defaults under Section 9(e) of the Credit Agreement arising from the Company's failure to deliver the financial statements and Financial Officer's certificates required to be delivered to the Banks pursuant to the terms of clause (a) and the last paragraph of Section 8.01 with respect to the fiscal quarter of the Company ending March 31, 1997 within 45 days after the end of such fiscal quarter, provided that such financial statements and certificates are delivered to the Administrative Agent (with a copy for each of the Banks) no later than July 10, 1997.

     (b) The Banks hereby waive compliance with the terms of Section 8.20 of the Credit Agreement solely to the extent necessary to permit the Company to make Investments in Southwestern Financial Corporation in order to effect the acquisition by the Company, or the redemption by Southwestern Financial Corporation, of the Southwestern Subordinated Notes, provided that the aggregate amount of all such Investments shall not exceed approximately $40,000,000; provided, further, that the foregoing waiver shall be effective only so long as no Event of Default (other than an Event of Default which would not be an Event of Default after giving effect hereto) shall have occurred and be continuing both immediately before and after the making of any such Investment.

     4. Effective Date. The amendment and waivers provided for herein shall be effective as of the date first written above, but shall not become effective as of such date until this Amendment and Waiver has been executed by the Company, the Majority Banks and the Administrative Agent.

     5. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the law of the State of New York (without giving effect to its choice of law principles).

     6. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment and Waiver by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to be duly executed as of the day and year first above written.

                         PENNCORP FINANCIAL GROUP, INC.


                            By: /s/Scott D. Silverman
                                ---------------------------------------
                            Name:  Scott D. Silverman
                            Title: Senior Vice President, General
                                   Counsel and Secretary

                            THE BANK OF NEW YORK, as
                            Administrative Agent and as a Bank


                            By: /s/Lizanne J. Eberle
                                ----------------------------------------
                            Name:  Lizanne J. Eberle
                            Title: Vice President

                            THE CHASE MANHATTAN BANK, as a
                              Managing Agent and as a Bank


                            By: /s/Peter Platten
                                ----------------------------------------
                            Name:  Peter Platten
                            Title: Vice President

                            THE FIRST NATIONAL BANK OF CHICAGO,
                              as a Managing Agent and as a Bank


                            By: /s/Eric Kearney
                                ----------------------------------------
                            Name:  Eric Kearney
                            Title: AVP

                            NATIONSBANK, N.A., as a Managing
                              Agent and as a Bank


                            By: /s/Gregory A. Saib
                                ----------------------------------------
                            Name:  Gregory A. Saib
                            Title: Officer

                            FLEET NATIONAL BANK, as a Co-Agent
                              and as a Bank


                            By: /s/Jeffrey A. Simpson
                                ----------------------------------------
                            Name:  Jeffrey A. Simpson
                            Title: Vice President

                            MELLON BANK, N.A., as a Co-Agent
                              and as a Bank


                            By:
                            Name:
                            Title:

                            BANK OF MONTREAL, as a Co-Agent
                              and as a Bank


                            By:
                            Name:
                            Title:

                            CIBC INC., as a Co-Agent and as a Bank


                            By: /s/Gerald J. Girardi
                                ----------------------------------------
                            Name:  Gerald J. Girardi
                            Title: Director, CIBC Wood Gundy
                                    Securities Corp, as Agent

                            DRESDNER BANK AG, NEW YORK BRANCH &
                              GRAND CAYMAN BRANCH, as a Co-Agent and as a Bank


                            By: /s/Thomas J. Nadramia
                                ----------------------------------------
                            Name:  Thomas J. Nadramia
                            Title: Vice President

                            By: /s/Brigitte Sacin
                                ----------------------------------------
                            Name:  Brigitte Sacin
                            Title: Assistant Treasurer

                            SUNTRUST BANK, NATIONAL ASSOCIATION


                            By:
                            Name:
                            Title:

                            BANK ONE, TEXAS N.A.


                            By: /s/D. Keith Thompson
                                ----------------------------------------
                            Name:  D. Keith Thompson
                            Title: Vice President

                            CORESTATES BANK, N.A.


                            By:
                            Name:
                            Title:

                            FIRST UNION NATIONAL BANK


                            By: /s/Gail M. Golightly
                                ----------------------------------------
                            Name:  Gail M. Golightly
                            Title: Senior Vice President

                            LTCB TRUST COMPANY


                            By: /s/Neborne Huboton
                                ----------------------------------------
                            Name:  Neborne Huboton
                            Title: SVP

                            ING (U.S.) CAPITAL CORPORATION


                            By: /s/T.D. Prangley
                                ----------------------------------------
                            Name:  T.D. Prangley
                           Title:  Vice President

                                     Annex A

                                                                   Schedule 8.08

                       SCHEDULE OF EXISTING INDEBTEDNESS


     1.   PENNCORP

          Master Lease Agreement between Hayorth Leasing and PennCorp Financial Inc. dated February 1, 1996.

     2.   WASHINGTON  NATIONAL

          (A) $5,000,000 plus amounts needed to (1) redeem outstanding Preferred Stock; (2) cancel and cash out employee options and restricted stock;
          (3) purchase common and preferred stock of Washington National held by Washington National retirement plans, all as contemplated by the Merger Agreement.

          (B) Lease obligations relating to premises located at 300 Tower Parkway, Lincolnshire, Illinois 60069.

     3.   SOUTHWESTERN

          (A) Southwestern Credit Agreement
          (B) Southwestern Subordinated Notes